UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

Communications Sales & Leasing, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 31, 2016 (the “Closing Date”), Communications Sales & Leasing, Inc., a Maryland corporation (“CS&L”), consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 20, 2016 (the “Merger Agreement”), as amended, by and among CS&L, CSL Fiber Holdings LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of CS&L (“Purchaser”), Thor Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Purchaser (“Merger Sub”), Tower Cloud, Inc., a Delaware corporation (“Tower Cloud”), and Shareholder Representative Services LLC, in the capacity as representative of the equityholders of Tower Cloud (the “Equityholders’ Representative”).

Pursuant to the Merger Agreement, on the Closing Date, Merger Sub merged with and into Tower Cloud (the “Merger”), with Tower Cloud surviving as a wholly owned subsidiary of Purchaser.  At the effective time of the Merger, the outstanding equity interests of Tower Cloud were converted into the right to receive a portion of the following aggregate merger consideration: (i) $180,000,000 in cash, (ii) approximately 1.9 million shares of the common stock, par value $0.0001 of CS&L (the “Common Stock”) and (iii) additional cash consideration (or, at CS&L’s election, in shares of Common Stock with respect to up to 50% of the amount payable), which will become payable during the approximately five years following the closing if and when certain performance targets are achieved (together, the “Merger Consideration”).  The cash portion of the Merger Consideration is subject to adjustment as set forth in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the First Amendment to Agreement and Plan of Merger dated August 11, 2016, copies of which were filed on August 11, 2016 as exhibits to CS&L’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Merger, CS&L borrowed approximately $150 million under its $500 million revolving credit facility (“Revolving Credit Facility”), the proceeds of which were used, together with cash on hand, to pay the cash portion of the Merger Consideration payable on the Closing Date and to pay other costs and expenses incurred in connection with the Merger.  Following the draw down, CS&L has approximately $258 million of undrawn borrowing capacity under the Revolving Credit Facility.  A summary of the material terms of the Revolving Credit Facility and borrowings thereunder is included in CS&L’s Current Report on Form 8-K filed with the SEC on April 27, 2015 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)Financial statements of businesses acquired.

The unaudited consolidated financial statements of Tower Cloud as of June 30, 2016 and December 31, 2015 and for the three and six months ended June 30, 2016 and 2015 are filed as Exhibit 99.1 hereto.

The audited consolidated financial statements of Tower Cloud as of December 31, 2015 and 2014 and for each of the two years in the period ended December 31, 2015 are filed as Exhibit 99.2 hereto.

(b)Pro forma financial information.

CS&L’s unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2016 and year ended December 31, 2015 giving effect to the acquisition of Tower Cloud are filed as Exhibit 99.3 hereto.

(d)The following exhibits are included with this Current Report:

Exhibit No.	Description

2.1+

Agreement and Plan of Merger, dated as of June 20, 2016, by and among Communications Sales & Leasing, Inc., CSL Fiber Holdings LLC, Thor Merger Sub, Inc., Tower Cloud, Inc. and Shareholder Representative Services LLC, as representative of the equityholders of Tower Cloud, Inc. (incorporated by reference to Exhibit 2.1 to CS&L’s Quarterly Report on Form 10-Q dated and filed with the SEC as of August 11, 2016 (File No. 001-36708)).

2.2+

First Amendment, dated as of August 11, 2016, to the Agreement and Plan of Merger, dated as of June 20, 2016, by and among Communications Sales & Leasing, Inc., CSL Fiber Holdings LLC, Thor Merger Sub, Inc., Tower Cloud, Inc. and Shareholder Representative Services LLC, as representative of the equityholders of Tower Cloud, Inc. (incorporated by reference to Exhibit 2.2 to CS&L’s Quarterly Report on Form 10-Q dated and filed with the SEC as of August 11, 2016 (File No. 001-36708)).

23.1*	Consent of Independent Registered Public Accounting Firm

99.1*	Tower Cloud, Inc. Unaudited Consolidated Financial Statements as of June 30, 2016 and December 31, 2015 and for the three and six months ended June 30, 2016 and 2015.

99.2*	Tower Cloud, Inc. Audited Consolidated Financial Statements as of December 31, 2015 and 2014 and for each of the two years in the period ended December 31, 2015.

99.3*	Unaudited Pro Forma Condensed Combined Financial Statements of Communications Sales & Leasing, Inc. as of and for the six months ended June 30, 2016 and year ended December 31, 2015.

*	Filed herewith.

+

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.  Also, certain exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon request but may request confidential treatment for any exhibit or schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2016	COMMUNICATIONS SALES & LEASING, INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President – General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1+

Agreement and Plan of Merger, dated as of June 20, 2016, by and among Communications Sales & Leasing, Inc., CSL Fiber Holdings LLC, Thor Merger Sub, Inc., Tower Cloud, Inc. and Shareholder Representative Services LLC, as representative of the equityholders of Tower Cloud, Inc. (incorporated by reference to Exhibit 2.1 to CS&L’s Quarterly Report on Form 10-Q dated and filed with the SEC as of August 11, 2016 (File No. 001-36708)).

2.2+

First Amendment, dated as of August 11, 2016, to the Agreement and Plan of Merger, dated as of June 20, 2016, by and among Communications Sales & Leasing, Inc., CSL Fiber Holdings LLC, Thor Merger Sub, Inc., Tower Cloud, Inc. and Shareholder Representative Services LLC, as representative of the equityholders of Tower Cloud, Inc. (incorporated by reference to Exhibit 2.2 to CS&L’s Quarterly Report on Form 10-Q dated and filed with the SEC as of August 11, 2016 (File No. 001-36708)).

23.1*	Consent of Independent Registered Public Accounting Firm

99.1*	Tower Cloud, Inc. Unaudited Consolidated Financial Statements as of June 30, 2016 and December 31, 2015 and for the three and six months ended June 30, 2016 and 2015.

99.2*	Tower Cloud, Inc. Audited Consolidated Financial Statements as of December 31, 2015 and 2014 and for each of the two years in the period ended December 31, 2015.

99.3*	Unaudited Pro Forma Condensed Combined Financial Statements of Communications Sales & Leasing, Inc. as of and for the six months ended June 30, 2016 and year ended December 31, 2015.

*	Filed herewith.

+

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.  Also, certain exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon request but may request confidential treatment for any exhibit or schedule so furnished.